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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 22, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


             NEVADA                          1-13498                       93-1148702
      --------------------             --------------------          ---------------------
(State or other jurisdiction of       Commission File Number           (I.R.S. Employer
 incorporation or organization)                                      Identification Number)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.


     On March 22, 2001, Assisted Living Concepts, Inc. (the "Company") announced that it had engaged Jefferies & Company, Inc. as a financial advisor to explore restructuring the Company's obligations to both its convertible debenture holders and the lessors of certain under-performing leases.

        A copy of the Company's press release dated March 22, 2001 has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)   None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              99     Press Release, dated March 22, 2001.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASSISTED LIVING CONCEPTS, INC.



                                             By:    /s/ SANDRA CAMPBELL
                                                    ----------------------------
                                                    Name:   Sandra Campbell
                                                    Title:  Secretary

Date: March 23, 2001


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                                  EXHIBIT INDEX

EXHIBIT NO.                   DOCUMENT DESCRIPTION
   99                   Press Release, dated March 22, 2001.